UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 26, 2005
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Washington                    000-22418               91-1011792
--------------------------------- -----------------------  ---------------------
  (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation)                                    Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02     Results of Operations and Financial Condition.

              On July 26, 2005, Itron, Inc. issued a press release announcing the financial results for the three and six months ending June 30, 2005. A copy of this press release and accompanying financial statements are attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

  (c)         Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number             Description
--------------     -------------------------------------------------------------

99.1               Press Release dated July 26, 2005.



The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             ITRON, INC.

Dated:  July 26, 2005        By:  /s/ STEVEN M. HELMBRECHT
                                  ------------------------
                                  Steven M. Helmbrecht
                                  Sr. Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number             Description
--------------     -------------------------------------------------------------

99.1               Press release dated July 26, 2005.